[PHOTO]

STEIN ROE ADVISOR

YOUNG INVESTOR(SM) FUND

SEMIANNUAL REPORT-- MARCH 31, 2000


THE INVESTMENT THAT'S ALSO AN EDUCATION

FUND HIGHLIGHTS

Stein Roe Advisor Young Investor Fund Class A shares returned 40.13% without a sales charge for the six-month period ended 3/31/00. The Fund benefited from investments in technology and telecommunications stocks.


Table of contents
To Our Shareholders ........................     1
Portfolio Managers' Commentary..............   2-5
Portfolio of Investments ...................   6-7
Financial Statements .......................  8-12
Notes to Financial Statements .............. 12-14
Financial Highlights .......................    15
Activity Pages
         Ages three to five ................ 16-17
         Ages six to eight ................. 18-19
         Ages nine to 12 ................... 20-21


All information is for Class A shares unless otherwise noted. Performance, including sales charge, reflects the 2% contingent deferred sales charge (CDSC) which would be applied if shares are redeemed within three years. Stein Roe Advisor Young Investor Fund invests all investable assets in SR&F Growth Investor Portfolio, which has the same investment objective and substantially the same investment policies as the Fund.
Past performance is not a guarantee of future results. Share price and investment returns will vary, resulting in a gain or loss when you sell shares.


---------------------------
NOT FDIC  MAY LOSE VALUE
          -----------------
INSURED   NO BANK GUARANTEE
---------------------------

TO OUR SHAREHOLDERS

DEAR SHAREHOLDERS:


[PHOTO]

During the past six months, investors in Stein Roe Advisor Young Investor Fund enjoyed a continuation of the long-running period of good returns and stock market strength. Technology and telecommunications companies benefited from the continued growth of the Internet and provided much of the support for the market's strength during the period. As you will see on the pages that follow, the Fund continued to invest in both sectors.

Stein Roe Advisor Young Investor Fund earned a 40.13% return without a sales charge during the six months ended March 31, 2000. This compared favorably to the broad-based, unmanaged Standard & Poor's 500 Index, which posted a return of 17.50% for the same period. Higher interest rates later in the period created a challenging market environment, but your Fund's managers continued to do their homework and invest in those companies that they felt had the best quality and growth potential.

According to the National Center for Health Statistics, new births are on the rise after years of decline.* More young people could mean a greater youth influence on the economic marketplace and thus, the stock market. It also means more young investors. Getting young people involved in investing is a growing trend of which we are proud to have been a part. While Young Investor offers you long-term growth potential to help you reach your financial goals, it is also designed to help you learn about investing along the way. Many of you have been with the Fund for years and we look forward to serving your investment needs in the future. We hope you are proud to be among a class that will set examples for future generations of young investors.

On the pages that follow, Dave Brady and Erik Gustafson, the Fund's portfolio managers, discuss their investment strategy for the past six months and their economic outlook for the near future. We encourage you to carefully review this report and visit us on the Internet at www.libertyfunds.com and www.younginvestor.com for more information about the Fund. We thank you for your continued confidence and we look forward to sharing many years of future investment success with you and your family.

Sincerely,

/s/ Stephen E. Gibson

Stephen E. Gibson
President
May 15, 2000

* Source: CNN Financial Network

Because market and economic conditions change frequently, there can be no assurance that the trends described above or on the following pages will continue or come to pass.


There are many companies working behind the scenes to make the Internet operate. Besides investing in companies you see on the Internet, such as America Online (1.4% of net assets), we invest in companies that may provide the transmission services, make the networks that operate the services, and manufacture the semiconductors and other hardware needed for operation.

PORTFOLIO MANAGERS' REPORT


[PHOTO]             [PHOTO]
Mr. Gustafson and Mr. Brady, senior vice presidents of the Advisor, have been portfolio managers of the Portfolio since 1997 and managed its predecessor since February 1995 and March 1995, respectively.

Q: How did the Fund perform during the six-month period from September 30, 1999 to March 31, 2000?

A: Stein Roe Advisor Young Investor Fund posted strong performance, returning 40.13%, without a sales charge, for the six-month period. Economic expansion continued to support the market for growth stocks of all size. As always, we focused our attention on owning the companies we believed had strong enough growth characteristics to help us attain strong performance.

Q:   Did a particular market sector drive the Portfolio's performance?

A: Technology holdings posted the strongest returns during the period. Growth of the Internet and other technology products and services continued to make technology the fastest growing sector of the economy. The Portfolio owned companies in many areas of the technology market and enjoyed performance from companies that support the Internet such as Cisco Systems and Network Appliance (4.8% and 3.2% of net assets, respectively), semiconductor companies such as Atmel and KLA (2.9% and 1.8% of net assets, respectively), and hardware manufacturer Apple Computer (2.8% of net assets).

Q: So recent weakness in technology stocks did not prompt you to reduce your overall position?

A: No, we used the recent weakness to add to our technology position. At the end of the period, 53% of the Fund's assets were in the technology sector, up from 35% at the start of the period. We seek


AVERAGE ANNUAL TOTAL RETURNS
(as of 3/31/00)

                                              Class A                 Class K
                                      without          with           without
                                       sales          sales            sales
                                      charge          charge          charge
-----------------------------------------------------------------------------
Six months (cumulative)               40.13%          38.13%          40.13%
-----------------------------------------------------------------------------
One year                              31.74           29.74           31.71
-----------------------------------------------------------------------------
Five years                            29.71           29.71           29.87
-----------------------------------------------------------------------------
Since inception (4/29/94)             27.32           27.32           27.45
-----------------------------------------------------------------------------

Due to market volatility after the close of the quarterly period, current performance is significantly lower than shown.

Past performance is not a guarantee of future results. Investment returns and principal value will fluctuate, resulting in a gain or loss on sale. Stein Roe Advisor Young Investor Fund invests all of its investable assets in SR&F Growth Investor Portfolio, which has the same investment objective and substantially the same investment policies as the Fund. The Fund commenced operations on 2/14/97, but until 1/26/98, only offered the shares that are now designated as Class K shares. Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. The historical performance of both share classes, prior to inception, is based on the performance of SR&F Growth Investor Portfolio, restated to reflect sales charges, 12b-1 fees and other expenses applicable to that class as set forth in the prospectus "Fee Table," without giving effect to any fee waivers described therein and assuming reinvestment of dividends and capital gains. Past performance is not indicative of future results.

     those technology companies with growth potential and continue to find exciting opportunities in this area. We bought Rational Software (1.1% of net assets), a company that should benefit from increased business transaction traffic on the Internet, and purchased Motorola (2.0% of net assets) based on the success of their semiconductor and cellular products.

Q:   What other sectors did you favor?

A: The telecommunications market is another area that has shown a lot of growth and has been driving the stock market. We own several companies that have benefited from this growth, including Nextlink Communications, a local exchange carrier, and Level 3 Communications, a provider of high-speed Internet and telephone transmission services (1.7% and 2.2% of net assets, respectively).

Q:   Tell us about some of the Portfolio's other new holdings.

A: We added several new names to the portfolio. We look not only to own companies that are directly benefiting from the growth in a particular industry, but those that support the industry's infrastructure as well. For example, we bought companies such as Vodafone (1.9% of net assets), that have benefited directly from the demand for more cellular phones and services. We also bought Crown Castle International (1.8% of net assets), a company which should benefit indirectly from the same trend. Crown Castle owns and operates wireless communications and broadcast transmission infrastructure such as towers and monopoles. An increase in cellular service can mean an increase in antennas, and we believe this tower company would benefit from that demand.


SECTOR BREAKDOWN AS OF 3/31/00

Technology               53%
Consumer Cyclical        15%
Utilities                12%
Consumer Non-Cyclical     6%
Industrial                6%
Financial                 6%
Energy                    1%
Basic Materials           1%

Sector breakdowns are calculated as a percentage of the total holdings in SR&F Growth Investor Portfolio. Because the Portfolio is actively managed, there can be no guarantee that the Portfolio will continue to maintain this breakdown of these holdings in the future.


An infrastructure refers to the underlying base or foundation for an organization or system. For example, Crown Castle operates the towers that hold the antennas that transmit cellular service.

Q:   Did you sell any notable positions?

A: We constantly assess the Portfolio's holdings and if a company does not meet our goals for growth potential, we sell it. We had been positive on Mattel for a long time, but when its acquisition of the Learning Company, a software company, did not turn out as planned and the market for toy companies weakened, we sold the stock. We also sold Royal Caribbean Cruise as near-term growth prospects slowed.

Q:   What is your outlook for the market in coming months?

A: We look forward to more good times ahead in the form of a strong market for growth stocks. The economy appears to be on track to maintain its record 4% plus growth rate streak. Inflation seems under control and high oil prices seem to have peaked. Positive movement on interest rates by the Federal Reserve should be the ultimate catalyst for the market in the second half of the year.

     Technology should continue to be an area to watch as companies spend more to lower costs and improve services. We believe the Internet and wireless communications services and equipment will continue to expand their markets. The financial services sector would be in a position to rebound if interest rates remain firm or move lower. Companies that can grow their sales and increase their earnings will continue to be the companies that we want the Fund to own. We plan to continue to invest in a mix of conservative, stable companies balanced by a mix of smaller-capitalization, aggressive-growth names.


The Federal Reserve is the central bank of the United States. Created by Congress in 1913, it is responsible for maintaining a sound banking system and a healthy economy. The Federal Reserve acts as a bank for other banks and the U.S. government. It also serves as a regulator of financial institutions. One of its most important functions is maintaining short-term interest rates.

TOP TEN HOLDINGS AS OF 3/31/00
(as a percentage of net assets)

   ---------------------------------------------
1. CISCO SYSTEMS, INC.                      4.8%
   ---------------------------------------------
2. NETWORK APPLIANCE, INC.                  3.2%
   ---------------------------------------------
3. MICROSOFT CORP.                          2.9%
   ---------------------------------------------
4. ATMEL CORP.                              2.9%
   ---------------------------------------------
5. APPLE COMPUTER, INC.                     2.8%
   ---------------------------------------------
6. EMC CORP.                                2.6%
   ---------------------------------------------
7. SAFEWAY, Inc.                            2.5%
   ---------------------------------------------
8. MAXIM INTEGRATED PRODUCTS                2.5%
   ---------------------------------------------
9. VERITAS SOFTWARE Corp.                   2.4%
   ---------------------------------------------
10. GENERAL ELECTRIC Co.                    2.4%
   ---------------------------------------------

Holdings are calculated as a percentage of the total net assets in SR&F Growth Investor Portfolio. Because the Portfolio is actively managed, there can be no guarantee the Portfolio will continue to maintain these holdings.

An investment in the Fund and smaller companies offers significant long-term growth potential, but also involves certain risks, including possible illiquidity and greater volatility than most larger, more established companies. The Fund may be affected by stock market fluctuations that occur in response to economic and business developments.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return includes changes in share price and reinvestment of income and capital gains distributions. Portfolio holdings are as of 3/31/00 and are subject to change.


THE COMPANIES WE INVEST IN

At the turn of the last century, most people did not have telephones in their homes. By the turn of this century, we use telephone and cellular phone services to communicate in ways our ancestors never dreamed possible. From the time the telephone was invented by Alexander Graham Bell in 1876, the telecommunications industry has experienced phenomenal growth through new product developments and expanded service capabilities. Today, this industry continues to forge new ground with the development of cellular phones and new ways of communicating with cellular service. For example, there are now cellular phones that can connect to anyplace in the world. Some people have cellular phones in their watches, and access the Internet from their cellular handsets.

Companies in this industry are dedicated to perfecting new and better products and expanding their marketplace. Companies that operate in industries with such strong growth potential are companies we like to own in Young Investor Fund. Level 3 Communications (2.2% of net assets), one of the portfolio's holdings, is a company that has been experiencing rapid growth by providing products and services in the telecommunications industry. This company hopes to help create a new Internet generation that our young investors will grow up with. Its intent is to use the Internet to provide businesses with a full range of communication services, including local and long distance and data transmission. As of March 31, 2000, 20.2% of the portfolio's total net assets were invested in companies that either make the products or provide the service that support the telecommunications industry. For a complete list of the Fund's holdings, see pages six and seven.

SR&F GROWTH INVESTOR PORTFOLIO
PORTFOLIO OF INVESTMENTS AT MARCH 31, 2000
(All amounts in thousands)

COMMON STOCKS (98.1%)                                SHARES           VALUE
--------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE (6.3%)
DEPOSITORY INSTITUTIONS (0.7%)
Texas Regional Bancshares, Class A                     375          $  9,539
                                                                    --------

FINANCIAL SERVICES (2.2%)
The Goldman Sachs Group, Inc.                          300            31,537
                                                                    --------

INSURANCE CARRIERS (2.1%)
Citigroup, Inc.                                        600            29,656
                                                                    --------

NONDEPOSITORY CREDIT INSTITUTIONS (1.3%)
Household International, Inc.                          500            18,656
                                                                    --------

MANUFACTURING (32.8%)
CHEMICALS & ALLIED PRODUCTS (2.9%)
American Home Products Corp.                           300            14,479
Johnson & Johnson                                      450            14,012
Minerals Technologies, Inc.                            300            13,369
                                                                    --------
                                                                      41,860
                                                                    --------

COMMUNICATIONS EQUIPMENT (3.9%)
Comverse Technology, Inc. (a)                          300            28,350
Motorola, Inc.                                         200            28,475
                                                                    --------
                                                                      56,825
                                                                    --------

ELECTRICAL INDUSTRIAL EQUIPMENT (2.4%)
General Electric Co.                                   255            34,141
                                                                    --------

ELECTRONIC & ELECTRICAL EQUIPMENT (4.7%)
Atmel Corp. (a)                                        700            41,300
Intuit, Inc. (a)                                       500            27,187
                                                                    --------
                                                                      68,487
                                                                    --------

ELECTRONIC COMPONENTS (2.5%)
Maxim Integrated Products (a)                          500            35,531
                                                                    --------

MACHINERY & COMPUTER EQUIPMENT (10.2%)
Apple Computer, Inc.                                   275          $ 40,744
Cisco Systems, Inc. (a)                                800            69,581
EMC Corp. (a)                                          300            37,500
                                                                    --------
                                                                     147,825
                                                                    --------

MEASURING & ANALYZING INSTRUMENTS (1.8%)
KLA - Tencor Corp. (a)                                 300            25,275
                                                                    --------

MISCELLANEOUS MANUFACTURING (0.8%)
Hasbro, Inc.                                           700            11,550
                                                                    --------

OFFICE MACHINES (1.5%)
Pitney Bowes, Inc.                                     500            22,344
                                                                    --------

STONE, CLAY, GLASS & CONCRETE (2.1%)
Corning, Inc.                                          160            31,040
                                                                    --------

RETAIL TRADE (6.0%)
FOOD STORES (2.5%)
Safeway, Inc. (a)                                      800            36,200
                                                                    --------

MISCELLANEOUS RETAIL (1.5%)
Walgreen Co.                                           850            21,888
                                                                    --------

RESTAURANTS (2.0%)
McDonald's Corp.                                       750            28,172
                                                                    --------

SERVICES (26.9%)
AMUSEMENT & RECREATION (0.4%)
Cedar Fair, L.P.                                       315             6,261
                                                                    --------

BUSINESS SERVICES (3.1%)
Equant NV - NY Registered Shares (a)                   200            17,013
Sun Microsystems, Inc. (a)                             300            28,111
                                                                    --------
                                                                      45,124
                                                                    --------

COMMON STOCKS (CONTINUED)                                     SHARES            VALUE
----------------------------------------------------------------------------------------

COMPUTER RELATED SERVICES (4.6%)
America Online, Inc. (a)                                        300          $   20,175
Network Appliance, Inc. (a)                                     550              45,513
                                                                             ----------
                                                                                 65,688
                                                                             ----------

COMPUTER SOFTWARE (12.1%)
Doubleclick (a)                                                 100               9,362
Foundry Networks, Inc. (a)                                      100              14,375
Inktomi Corp. (a)                                               100              34,125
Microsoft Corp. (a)                                             400              42,500
Rational Software Corp. (a)                                     200              15,300
Tibco Software, Inc. (a)                                        300              24,450
Veritas Software Corp. (a)                                      200              34,388
                                                                             ----------
                                                                                174,500
                                                                             ----------
ENGINEERING, ACCOUNTING, RESEARCH &
MANAGEMENT (2.7%)
Gemstar (a)                                                     200              17,200
Genentech, Inc. (a)                                              98              14,896
Paychex, Inc.                                                   450              23,569
                                                                             ----------
                                                                                 55,665
                                                                             ----------

MOTION PICTURES (3.9%)
Walt Disney                                                     800              33,100
                                                                             ----------

TRAVEL SERVICES (0.1%)
Sabre Group Holdings                                             55               2,032
                                                                             ----------

TRANSPORTATION, COMMUNICATION,
ELECTRIC, GAS & SANITARY SERVICES (26.1%)
BROADCASTING (7.2%)
AT&T Liberty Media A (a)                                        500              29,625
Clear Channel Communications (a)                                400              20,719
Hispanic Broadcasting Corp. (a)                                 280              31,710
Univision Communications, Inc. Class A (a)                      200              22,600
                                                                             ----------
                                                                                104,654
                                                                             ----------

COMMUNICATIONS (3.0%)
Crown Castle International Corp. (a)                            700              26,512
Nextlink Communications, Inc. Class A (a)                       200              24,737
                                                                             ----------
                                                                                 51,249
                                                                             ----------

ELECTRIC SERVICES (3.6%)
AES Corp. (a)                                                   400          $   31,500
Calpine Corp. (a)                                               200              18,800
                                                                             ----------
                                                                                 50,300
                                                                             ----------
GAS SERVICES (1.4%)
Kinder Morgan, Inc.                                             600              20,700
                                                                             ----------

TELECOMMUNICATIONS (10.9%)
Level 3 Communications, Inc. (a)                                300              31,725
MCI WorldCom, Inc. (a)                                          400              18,125
NTL, Inc. (a)                                                   300              27,844
Qwest Communications International (a)                          583              28,278
Sonera Oyj ADR                                                  350              23,231
Vodafone AirTouch PLC ADR                                       600              27,781
                                                                             ----------
                                                                                156,984
                                                                             ----------

Total Common Stocks
         (Cost $837,584) (b)                                                  1,416,783
                                                                             ----------

SHORT TERM OBLIGATIONS
COMMERCIAL PAPER (1.2%)
Associates Corp. of North America
4.16% (c) 04/03/00                                           16,690              16,684
                                                                             ----------
Other Assets, Less Liabilities (0.7%)                                             9,707
                                                                             ----------
Net Assets (100.0%)                                                          $1,443,174
                                                                             ==========

Notes to Portfolio of Investments

(a)  Non-income producing security.

(b) At March 31, 2000, the cost of investments for federal income tax purposes was identical. Net unrealized appreciation was $579,199, consisting of gross unrealized appreciation of $600,366, and gross unrealized depreciation of $21,167.

(c)  Rate represents yield at time of purchase.

         ACRONYM                                     NAME
           ADR                           American Depositary Receipt


See accompanying Notes to Financial Statements.

SR&F GROWTH INVESTOR PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2000
(ALL AMOUNTS IN THOUSANDS)
(UNAUDITED)

ASSETS
Investments, at market value (cost $837,584)          $1,416,783
Short-term obligations                                    16,684
Cash                                                          13
Receivable for investments sold                           31,265
Dividends receivable                                         300
Other                                                        184
                                                      ----------
         Total assets                                  1,465,229
                                                      ==========


LIABILITIES
Payable for investments purchased                         21,196
Accrued:
         Management fee                                      688
         Bookkeeping fee                                       5
         Transfer agent fee                                    1
Other                                                        165
                                                      ----------
         Total liabilities                                22,055
                                                      ----------
Net assets to investors                               $1,443,174
                                                      ==========


See accompanying Notes to Financial Statements.

SR&F GROWTH INVESTOR PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2000 (UNAUDITED)
(ALL AMOUNTS IN THOUSANDS)

Investment Income
Dividends                                                   $  4,130
Interest                                                         472
                                                            --------
         Total investment income                               4,602
                                                            --------

Expenses
Management fee                                                 3,472
Bookkeeping fee                                                   28
Transfer agent fee                                                 3
Legal & audit fees                                                 9
Trustees' fees                                                    12
Custodian fee                                                     12
Other                                                             12
                                                            --------
         Total expenses                                        3,548
                                                            --------
         Net investment income                                 1,054
                                                            --------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments                              70,819
Net change in unrealized appreciation/depreciation
         on investments                                      345,693
                                                            --------
         Net gain                                            416,512
                                                            --------
         Increase in net assets
                  resulting from operations                 $417,566
                                                            ========


See accompanying Notes to Financial Statements.


SR&F GROWTH INVESTOR PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
(ALL AMOUNTS IN THOUSANDS)

                                                     (Unaudited)
                                                      Six Months                   Year
                                                           Ended                  Ended
                                                       March 31,          September 30,
                                                            2000                   1999
                                                     -----------          -------------

OPERATIONS
Net investment income                                $     1,054           $     2,122
Net realized gain on investments                          70,819                   944
Net change in unrealized appreciation/
         depreciation on investments                     345,693               169,408
                                                     -----------           -----------
Net increase in net assets
         resulting from operations                       417,566               172,474
                                                     -----------           -----------

TRANSACTIONS IN INVESTORS'
BENEFICIAL INTEREST
Contributions                                            356,881               274,918
Withdrawals                                             (318,113)             (183,222)
                                                     -----------           -----------

Net increase from transactions
in investors' beneficial interest                         38,768                91,696
                                                     -----------           -----------
Net increase in net assets                               456,334               264,170
NET ASSETS
Beginning of year                                        986,840               722,670
                                                     -----------           -----------
End of year                                          $ 1,443,174           $   986,840
                                                     ===========           ===========

STEIN ROE ADVISOR YOUNG INVESTOR FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2000
(ALL AMOUNTS IN THOUSANDS, EXCEPT PER-SHARE DATA)
(UNAUDITED)

ASSETS
Investment in Portfolio, at value                               $ 161,296
Receivable for fund shares sold                                     5,774
Other                                                                  58
                                                                ---------
         Total assets                                             167,128
                                                                ---------


LIABILITIES
Payable for fund shares repurchased                                   536
Payable due to Advisor                                                134
Accrued:
         Administrative fee                                             7
         Bookkeeping fee                                                2
         Service fee                                                   74
         Transfer agent fee                                            20
                                                                ---------
         Total liabilities                                            773
                                                                ---------
Net assets                                                      $ 166,355
                                                                =========


ANALYSIS OF NET ASSETS
Paid-in capital                                                 $ 120,867
Accumulated net investment loss                                      (482)
Accumulated net realized loss allocated from Portfolio             (3,733)
Net unrealized appreciation allocated from Portfolio               49,703
                                                                ---------
Net assets                                                      $ 166,355
                                                                =========


CLASS A
Net asset value per share (based on net assets of
         $165,772 and 8,462 shares issued
         and outstanding)                                       $   19.59
                                                                =========

CLASS K
Net asset value per share (based on net assets of
         $583 and 30 shares issued  and outstanding)            $   19.73
                                                                =========


See accompanying Notes to Financial Statements.

STEIN ROE ADVISOR YOUNG INVESTOR FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2000
(ALL AMOUNTS IN THOUSANDS)
(UNAUDITED)


INVESTMENT INCOME
Dividend income allocated from
         Portfolio                                          $    438
Interest income allocated from
         Portfolio                                                49
                                                            --------
         Total investments income                                487
                                                            --------


EXPENSES
Expenses allocated from
         Portfolio                                               371
Administrative fee                                               130
Transfer agent fee                                               163
Bookkeeping fee                                                   14
Services fees-- Class A                                          162
Distribution fees-- Class A                                       64
Distribution fees-- Class K                                        1
Trustees' fees                                                     4
Legal & audit fees                                                 7
Reports to shareholders                                            1
Custodian fee                                                      1
Registration fees                                                 18
Other                                                             65
                                                            --------
         Total expenses                                        1,001
Fees waived by the Distributor-- Class A                         (32)
                                                            --------
         Net expenses                                            969
                                                            --------
         Net investment loss                                    (482)
                                                            --------


REALIZED AND UNREALIZED GAIN ON INVESTMENTS
ALLOCATED FROM PORTFOLIO
Net realized gain                                              3,795
Net change in unrealized appreciation/depreciation            38,520
                                                            --------
         Net gain                                             42,315
                                                            --------
         Increase in net assets
                  resulting from operations                 $ 41,833
                                                            ========

See accompanying Notes to Financial Statements.


STEIN ROE ADVISOR YOUNG INVESTOR FUND
STATEMENT OF CHANGES IN NET ASSETS
(ALL AMOUNTS IN THOUSANDS)

                                            (Unaudited)
                                             Six Months                Year
                                                  Ended               Ended
                                              March 31,       September 30,
                                                   2000                1999
                                            -----------       -------------

OPERATIONS
Net investment loss                         $    (482)          $    (488)
Net realized gain (loss)                        3,795              (2,036)
Net change in unrealized
         appreciation/depreciation             38,520              10,756
                                            ---------           ---------
Net increase in net assets
         resulting from operations             41,833               8,232
                                            ---------           ---------

FUND SHARE TRANSACTIONS
Receipts for shares sold--
         Class A                              150,819             100,236
Cost of shares repurchased--
         Class A                             (123,948)            (47,993)
                                            ---------           ---------
                                               26,871              52,243
                                            ---------           ---------
Receipts for shares sold--
         Class K                                   68                 100
Cost of shares repurchased--
         Class K                                  (60)               (106)
                                            ---------           ---------
                                                    8                  (6)
                                            ---------           ---------
Net increase from fund share
         transactions                          26,879              52,237
                                            ---------           ---------
Net increase in net assets                     68,712              60,469

TOTAL NET ASSETS
Beginning of period                            97,643              37,174
                                            ---------           ---------
End of period                               $ 166,355           $  97,643
                                            =========           =========
Accumulated Net Investment
         Loss at End of Period              $    (482)          $      --
                                            =========           =========

STEIN ROE ADVISOR YOUNG INVESTOR
STATEMENT OF CHANGES IN NET ASSETS
(ALL AMOUNTS IN THOUSANDS)

                              (Unaudited)
                               Six Months             Year
                                    Ended            Ended
                                March 31,    September 30,
                                     2000             1999
                              -----------    -------------

Number of Fund Shares
Sold - Class A                  8,740            7,022
Repurchased - Class A          (7,233)          (3,312)
                               ------           ------
                                1,507            3,710
                               ======           ======
Sold - Class K                      4                8
Repurchased - Class K              (3)              (8)
                               ------           ------
                                    1               --
                               ======           ======


NOTES TO FINANCIAL STATEMENTS
(ALL AMOUNTS IN THOUSANDS)
(UNAUDITED)

NOTE 1.  ORGANIZATION

Stein Roe Advisor Young Investor Fund (the "Fund") is a multi-class series of Liberty-Stein Roe Advisor Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Fund invests substantially all of its assets in SR&F Growth Investor Portfolio (the "Portfolio"), which seeks to achieve long-term capital appreciation by investing primarily in common stocks and other equity-type securities that are believed to have long-term appreciation potential. The Fund also has an educational objective to teach investors, especially young people, about basic economic principles and personal finance through a variety of educational materials prepared and paid for by the Fund. The Fund currently offers two classes of shares at net asset value: Class A and Class K. Class A shares are subject to a maximum contingent deferred sales charge of 2.00% on redemptions made within three years of purchase. The Fund commenced offering Class A shares on January 26, 1998.

The Portfolio is a series of SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolio commenced operations on February 3, 1997. On February 14, 1997, Stein Roe Advisor Young Investor Fund contributed cash of $100. The Portfolio allocates income, expenses, realized and unrealized gains and losses to each investor on a daily basis, based on methods approved by the Internal Revenue Service. At March 31, 2000, Stein Roe Advisor Young Investor Fund owned 11.2% of the Portfolio.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

The following summarizes the significant accounting policies of the Fund and the Portfolio. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

SECURITY VALUATIONS

Securities traded on national securities exchanges are valued at the last reported sales price or, if there are no sales, at the latest bid quotation. Each over-the-counter security for which the last sale price is available from NASDAQ is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

INVESTMENT TRANSACTIONS AND
INVESTMENT INCOME

Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Interest income includes discount accretion on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

DETERMINATION OF CLASS NET ASSET
VALUES AND FINANCIAL HIGHLIGHTS

All income, expenses (excluding Class A and Class K service fees, distribution fees and transfer agent fees), realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class A and Class K's net investment income per share data reflects the service fee, distribution fee and transfer agent fee applicable to each class. Class A and Class K ratios are calculated by adjusting the expense and net investment income ratios by the service fee, distribution fee and transfer agent fee applicable to Class A and Class K shares.

FEDERAL INCOME TAXES

No provision is made for federal income taxes since (a) the Fund elects to be taxed as a "regulated investment company" and makes distributions to its shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on methods approved by the Internal Revenue Service.

The Fund intends to utilize provisions of the federal income tax law, which allow the Fund to carry a realized capital loss forward up to eight years following the year of the loss, and offset such losses against any future realized gains. At September 30, 1999, the Fund had capital loss carryforwards of $9, $5,529 and $383, which expire in 2005, 2006 and 2007, respectively.

DISTRIBUTION TO SHAREHOLDERS

The Fund declares and pays dividends of any net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles, which may treat certain transactions differently from generally accepted accounting principles. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Permanent differences in the recognition or classification of income between the financial statements and tax earnings are reclassified to paid-in capital.

NOTE 3.  TRUSTEES' FEES AND
TRANSACTIONS WITH AFFILIATES
MANAGEMENT & ADMINISTRATIVE FEES

The Portfolio pays a monthly management fee and the Fund pays a monthly administrative fee to Stein Roe & Farnham Incorporated (the "Advisor"), an indirect, wholly-owned subsidiary of Liberty Financial Companies, Inc. ("Liberty"), for its services as investment Advisor and Administrator.

The management fee for the Portfolio is computed at an annual rate of 0.60% of the Portfolio's average daily net assets up to $500 million, 0.55% of the next $500 million, and 0.50% thereafter. The administrative fee for the Fund is computed at an annual rate of 0.20% of the Fund's average daily net assets up to $500 million, 0.15% of the next $500 million, and 0.125% thereafter.

BOOKKEEPING FEE

The Advisor provides bookkeeping and pricing services for a monthly fee equal to $25 annually plus 0.0025% annually of the Fund's average daily net assets over $50 million.

EXPENSE LIMITS

The Advisor has agreed to reimburse the Fund to the extent that its annual expenses exceed 1.49% of average daily net assets for Class A shares and 1.50% of average daily net assets for Class K shares through January 31, 2001, subject to earlier termination by the Advisor on 30 days notice.

12b-1 SERVICE & DISTRIBUTION FEES

Shares of the Fund are distributed by Liberty Funds Distributor, Inc. (the "Distributor"), an indirect, wholly-owned subsidiary of Liberty. The trustees of the Trust have adopted a plan of distribution and service pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). The Plan provides that, as compensation for the personal service and/or maintenance of shareholder accounts, the Distributor receives from the Fund a service fee at an annual rate not to exceed 0.25% of average daily net assets attributable to Class A shares. The Plan also provides that, as compensation for expenses related to the promotion and distribution of Fund shares, the Distributor receives a distribution fee at an annual rate not to exceed 0.10% of average daily net assets for Class A shares. The Distributor has voluntarily agreed to waive a portion of the Class A distribution fee so that it does not exceed 0.05% annually. The Plan further provides that, as compensation for services and/or distribution, the Distributor receives a fee at an annual rate not to exceed 0.25% of average daily net assets for Class K shares.

TRANSFER AGENT FEE

Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of Liberty, provides shareholder services to the Fund. Transfer agent fees for Class A shares are computed at an annual rate of 0.236% of average daily net assets. Transfer agent fees for Class K shares are computed at an annual rate of 0.30% of average daily net assets.

OTHER

Certain officers and trustees of the Trust are also officers of the Advisor. No remuneration was paid to any other trustee or officer of the Trust who is affiliated with the Advisor.

NOTE 4.  SHORT-TERM DEBT

To facilitate portfolio liquidity, the Fund and the Portfolio maintain borrowing arrangements under which they can borrow against portfolio securities. Neither the Fund nor the Portfolio had borrowings during the six months ended March 31, 2000.

NOTE 5.  INVESTMENT TRANSACTIONS

The Portfolio's aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended March 31, 2000, were $574,713 and $522,671, respectively.

NOTE 6.  OTHER RELATED PARTY TRANSACTIONS

At March 31, 2000, the Fund had one shareholder, Liberty Financial Companies, Inc., which owned 33.8% of the Fund's shares outstanding.

FINANCIAL HIGHLIGHTS
SR&F GROWTH INVESTOR PORTFOLIO

                                         (Unaudited)
                                          Six Months                                               Period
                                               Ended                Years Ended                     Ended
                                           March 31,               September 30,            September 30,
                                                2000           1999            1998               1997(a)
                                         -----------           ----            ----         -------------
Ratio of net expenses
         to average net assets              0.57%(b)           0.59%           0.62%           0.63%(b)
Ratio of net
         investment income to
         average net assets                 0.17%(b)           0.25%           0.42%           0.54%(b)
Portfolio turnover rate                       43%                45%             45%             38%

(a)  From commencement of operations on February 3, 1997.
(b)  Annualized.

STEIN ROE ADVISOR YOUNG INVESTOR FUND
Selected per-share data (for a share outstanding throughout the period), ratios and supplemental data.

                                                  (Unaudited)
                                                   Six Months                                                Period
                                                        Ended                  Year Ended                     Ended
                                                    March 31,               September 30,             September 30,
Class A                                                  2000                        1999                   1998(a)
                                                  -----------               -------------             -------------
NET ASSET VALUE,
BEGINNING OF PERIOD                              $     13.98                  $    11.35               $    11.67
                                                 -----------                  ----------               ----------
INCOME FROM
INVESTMENT OPERATIONS
Net investment loss (b)                                (0.06)(c)                   (0.10)(c)                (0.02)
Net realized and
         unrealized gain (loss)
         on investments                                 5.67                        2.73                    (0.30)
                                                 -----------                  ----------               ----------
                  Total from investment
                           operations                   5.61                        2.63                    (0.32)
                                                 -----------                  ----------               ----------
NET ASSET VALUE,
END OF PERIOD                                    $     19.59                  $    13.98               $    11.35
                                                 ===========                  ==========               ==========
Ratio of net expenses to
         average net assets (d)                         1.49%(c)(f)                 1.49%(c)                 1.65%(f)
Ratio of net investment
         loss to average
         net assets (e)                                (0.73)%(c)(f)               (0.53)%(c)               (0.52)%(f)
Total return (e)                                       40.13%(g)                   21.17%                   (2.74)%(g)
Net assets, end of
         period (000's)                         $    165,772                  $   97,233               $   36,843

(a)  From commencement of multi-class offering on January 26, 1998.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Net of fees waived by the Distributor which amounted to $0.004 and $0.007 per share, respectively, and 0.05% (annualized) and 0.05%, respectively.
(d) If the Fund had paid all of its expenses and there had been no reimbursement by the Advisor and/or Distributor, this ratio would have been 1.55% for the six months ended March 31, 2000, 1.74% for the year ended September 30, 1999 and 2.02% for the period ended September 30, 1998.
(e) Computed giving effect to the Advisor's and/or Distributor's expense limitation undertaking.
(f)  Annualized.
(g)  Not annualized


                                     (Unaudited)
                                      Six Months                                                           Period
                                           Ended                     Years Ended                            Ended
                                       March 31,                    September 30,                   September 30,
Class K                                     2000             1999                  1998                   1997(a)
                                     -----------             ----                  ----             -------------
NET ASSET VALUE,
BEGINNING OF
PERIOD                                $ 14.08               $ 11.41               $ 11.49               $ 10.00
                                      -------               -------               -------               -------
INCOME FROM
INVESTMENT OPERATIONS
Net investment
         loss (b)                       (0.07)                (0.09)                (0.03)                (0.02)
Net realized and
         unrealized
         gain (loss) on
         investments                     5.72                  2.76                 (0.04)                 1.51
                                      -------               -------               -------               -------
                  Total from
                  investment
                  operations             5.65                  2.67                 (0.07)                 1.49
                                      -------               -------               -------               -------

DISTRIBUTIONS
Net investment
         income                            --                    --                 (0.01)                   --
                                      -------               -------               -------               -------
NET ASSET VALUE,
END OF PERIOD                         $ 19.73               $ 14.08               $ 11.41               $ 11.49
                                      =======               =======               =======               =======
Ratio of net
         expenses to
         average
         net assets                      1.50%(e)              1.50%(c)              1.50%(c)              1.50%(c)
Ratio of net
         investment
         loss to average
         net assets (d)                 (0.75)%(e)            (0.64)%               (0.48)%               (0.24)%(e)
Total return (d)                        40.13%(f)             23.40%                (0.62)%               14.90%(f)
Net assets, end of
         period (000's)               $   583               $   410               $   331               $   116

(a)  From commencement of operations on February 14, 1997.
(b) Per share data was calculated using average shares outstanding during the period.
(c) If the Fund had paid all of its expenses and there had been no reimbursement by the Advisor, this ratio would have been 1.70% for the year ended September 30, 1999, 20.42% for the year ended September 30, 1998, and 89.45% for the period ended September 30, 1997.
(d)  Computed giving effect to the Advisor's expense limitation undertaking.
(e)  Annualized.
(f)  Not annualized.

ACTIVITY PAGES
PUZZLES AND GAMES (AGES THREE TO FIVE)
FIND THE DOLLAR

As you might expect, the Stock Market is a good place to find money. How many dollar bills can you find in this picture?

For each [DOLLAR GRAPHIC] you find, add $1 to your total.

                       [PICTURE GAME WITH HIDDEN DOLLARS]

How many dollars do you have after your trip to the Stock Market?   TOTAL $_____

If you have found 12 dollars, you have found them all.

DOT-TO-DOT
Want to make some money?
Connect the dots in this picture and see how easy it is!

                         {DOT-TO-DOT OF A DOLLAR SIGN]

DESIGN A DOLLAR

                       [CARTOON DRAWING OF A DOLLAR BILL]

                    [BLANK SQUARE IN WHICH TO DRAW A DOLLAR]


The dollar bill is used more often than any other bill. It is printed with special paper and ink by the U.S. Mint--the part of the government in charge of printing money. If the U.S. Mint asked you to design a new dollar bill, what would it look like? Whose picture would you use? What colors would it be? Look at the top picture and then draw your own dollar bill.

PUZZLES AND GAMES (AGES SIX TO EIGHT)
RHYME TIME

To answer the riddles below, think of a word connected to money or investing. The correct answer will rhyme with the underlined word in the line above it. To finish the rhyme, fill in the blank with the correct word.

 1. It's not green like a dollar or a pickle.
    It's worth 5 cents and called a _________.

 2. To find some fish, look in a pond.
    To invest in loans, go buy a ______.

 3. All for Washington stand up and holler.
    A green bill is called a ________.

 4. This animal eats berries and has lots of hair.
    They named a down stock market after a ____.

 5. You need a key to open a lock.
    To own part of a company, buy a ______.

 6. Bees live in hives and make honey.
    People have jobs to make _____.

 7. Chickens like to squawk and peck.
    To pay your bills, you write a _____.

 8. The bratty boy gave her pigtails a yank.
    The smart boy saved his money in a ____.

 9. A bird keeps its eggs in a nest.
    To save money for college, it's best to ______.

10. It has big, curved horns and is hard to pull.
    When the stock market's up, it's called a ______.

Answers: 1) nickel; 2) bond; 3) dollar; 4) bear; 5) stock; 6) money; 7) check;
8) bank; 9) invest; 10) bull.


TREATS FOR T-SHIRTS

A third grade softball team wants team T-shirts. But the kids don't have the money to buy them. They decide to hold a bake sale. Katie brings 24 chocolate brownies. Chris brings 30 chocolate chip cookies. Vince brings 10 orange cupcakes. Ramon brings 18 oatmeal cookies. Sarah brings 2 coconut layer cakes. Vanessa brings 20 pieces of chocolate fudge.

1.   How many cookies can the team sell?

2.   Who brought the most treats?

3.   How many more treats did Katie bring than Ramon?

4. The kids charged $10 for each coconut layer cake. How much money did they make from selling them?

5.   How many chocolate items were there?

6.   Cupcakes sold for $2. How much money did the team make from them?

7.   The kids brought a total of how many treats?

8. The team needs 10 T-shirts, which will cost $7 each. The team raised $98 at the bake sale. Does the team have enough money for the shirts?

9.   Will there be any money leftover? If so, how much?

10.  What do you think the team should do with any extra money?

Answers: 1) 48; 2) Chris; 3) 6; 4) $20; 5) 74; 6) $20; 7) 104; 8) yes, 10 shirts cost $70; 9) yes, $28; 10) all answers are okay.

I SPY, I SPY WITH MY OWN LITTLE EYE

Have you ever looked closely at a dollar bill? What do all those pictures and numbers mean?
Learn THESE and you might be able to teach your parents something about money!

[PHOTO OF THE FRONT OF A ONE DOLLAR BILL, VARIOUS CAPTIONS POINT DIFFERENT PARTS OF THE BILL]

This letter tells you the location of the Federal Reserve Bank that first gave out the bill. There are 12 Federal Reserve Bank locations. How many can you name?*

This is George Washington, the first president of the United States.

This is the date that this exact bill design was first used.

This number is called a serial number. Every bill has a different serial number.

This is the signature of the Treasurer of the United States. Bills may be signed with different names. That's because different treasurers were holding office when the bills were printed.


[PHOTO OF THE BACK OF A ONE DOLLAR BILL, VARIOUS CAPTIONS POINT DIFFERENT PARTS OF THE BILL]

This is the Great Seal of the United States.

The unfinished pyramid stands for growth.

The eye represents the watchful eye of God.

The eagle is the symbol of the United States. It stands for strength.

The 13 stars and stripes are for the first 13 states.

The arrows mean that America will fight to defend itself.

The olive branch stands for peace.

* The Federal Reserve Bank locations are: A. Boston; B. New York; C. Philadelphia; D. Cleveland; E. Richmond; F. Atlanta; G. Chicago; H. St. Louis;
I. Minneapolis; J. Kansas City; K. Dallas; L. New Orleans.

PUZZLES AND GAMES (AGES NINE TO 12)

                               [CROSSWORD PUZZLE]

MONEY AROUND THE WORLD

ACROSS
1.  Money in Mexico
4.  Money in Romania
8.  Hello
9.  It is (contraction)
10. Opposite of old
11. Also known as (abbrev.)
12. Money in U.S.
13. Money in Japan
16. Picture (slang)
18. Money in Russia (alternate spelling)
21. 2,000 pounds
22. Money in Germany
23. Debt
25. Come ____ !
26. Money in South Africa
27. Money in The Netherlands

DOWN
1.  Copper coin
2.  To stitch
3.  Money in Iran
4.  Money in Italy
5.  Extraterrestrial
6.  United States of America (abbrev.)
7.  Money in France
14. Period of time
15. Neither...____
16. Money in England
17. Let me ___!
19. United Kingdom (abbrev.)
20. Lengthy
21. ___ be or not to be
22. Damage
24. Sticky substance used for roads

Answers. Across: 1) Peso; 4) Leu; 8) Hi; 9) Its; 10) New; 11) Aka; 12) Dollar;
13) Yen; 16) Pic; 18) Rouble; 21) Ton; 22) Mark; 23) IOU; 25) On; 26) Rand; 27)
Guilder. Down: 1) Penny; 2) Sew; 3) Rial; 4) Lira; 5) ET; 6) USA; 7) Franc; 14) Era; 15) Nor; 16) Pound; 17) In; 19) UK; 20) Long; 21) To; 22) Mar; 24) Tar.

SHAREHOLDER SCAVENGER HUNT

Search through the pages of this semiannual report to find solutions to the riddles posed below.

1.   Money invested, money lent. Returns for this period were at what percent?

2.   A pharaoh's tomb, a floating eye. Where can you see them when you buy?

3. Diapers, bottles, rattles, tears. Are more babies born now than in recent years?

4. Food, health care, toys, Bill Gates. In which market sector do we hold the most weight?

5. We buy, we sell, we wait, we hold. This Fund is currently how many years old?

6. Names are not always what they seem. What new holding sounds fit for a king?

7. Named for a cowboy, though old-fashioned it's not, What tech company stock holds our number-one spot?

8. Say bye-bye to Barbie and Ken, her beau. What company's stock did we decide to let go?

9. It's been 100 years since the first phone call was sent. Telecommunications holdings are at what percent?

10. Can you name a fruit that has a hard drive? What colorful company's in holding spot five?

Answers: 1) 40.13%, p. 2; 2) on the back of a dollar bill, p. 19; 3) yes, p.1, Dollar Digest(R); 4) technology, p. 3; 5) 6 years old, p. 2; 6) Crown Castle International, p. 3 or 5; 7) Cisco Systems, p. 5; 8) Mattel, p. 4; 9) 20.2%, p. 5; 10) Apple Computer, p. 5.


REBUS PUZZLE

A rebus puzzle uses pictures and words to make another word or phrase. Can you figure out these famous sayings about money?

[GRAPHIC OF A REBUS PUZZLE]                         ____________________________
                                                            (your answer)


[GRAPHIC OF A REBUS PUZZLE]                         ____________________________
                                                            (your answer)


Answers: 1) A penny for your thoughts; 2) Time is money.

[PHOTO OF A CHILD]

IMPORTANT INFORMATION
ABOUT THIS REPORT


TRUSTEES

WILLIAM W. BOYD
Chairman and Director, Sterling Plumbing
Group Inc.

LINDSAY COOK
Executive Vice President, Liberty Financial
Companies, Inc.

DOUGLAS A. HACKER
Executive Vice President and Chief Financial
Officer, United Airlines

JANET LANGFORD KELLY
Executive Vice President, Secretary and General
Counsel, Sara Lee Corporation

CHARLES R. NELSON
Van Voorhis Professor of Political Economy,
University of Washington

THOMAS C. THEOBALD
Managing Partner, William Blair Capital Partners


The Transfer Agent for Stein Roe Advisor Young
Investor Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611

The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared to shareholders of Stein Roe Advisor Young Investor Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and the most recent copy of the Liberty Funds Distributor, Inc. performance update.

[PHOTO OF A CHILD]

OUR "FAMILY" OF MUTUAL FUNDS

Stein Roe Advisor Young Investor Fund is part of a family of funds distributed by Liberty Funds Distributor, Inc. Liberty offers a wide spectrum of funds, from conservative tax-free bonds to more aggressive international funds. Each fund within the Liberty family follows a consistent investment style and adheres to its stated investment objective. For more information on Liberty-distributed funds, including All-Star, Colonial, Crabbe Huson, Newport and Stein Roe Advisor funds, please consult your financial advisor or call 1-800-426-3750.

STEIN ROE ADVISOR YOUNG INVESTOR(SM) FUND SEMIANNUAL REPORT-- MARCH 31, 2000

[LIBERTY FUNDS LOGO]
ALL-STAR - COLONIAL - CRABBE HUSON - NEWPORT - STEIN ROE ADVISOR

Liberty Funds Distributor, Inc.(C)2000
One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
www.libertyfunds.com

                                                                 ---------------

                                                                    BULK RATE
                                                                   U.S. POSTAGE
                                                                       PAID
                                                                  HOLLISTON, MA
                                                                  PERMIT NO. 20

                                                                 ---------------


                                                  712-03/002B-0400 (5/00) 00/717